Exhibit 10.b

THIS STOCK SALES AND SECURITY AGREEMENT IS EXECUTED BY AND BETWEEN LEADVILLE MINING & MILLING CORPORATION, REPRESENTED IN THIS ACT BY ITS AGENT, MR. JACK VEEDER EVERETT, HEREINAFTER REFERRED TO AS "LEADVILLE MINING", AND LEADVILLE MINING & MILLING HOLDING CORPORATION, REPRESENTED IN THIS ACT BY ITS AGENT, MR. ROGER AUSTIN NEWELL, HEREINAFTER REFERRED TO AS "LEADVILLE HOLDING", ON ONE HAND; AND INMOBILIARIA RUBA, S.A. DE C.V., REPRESENTED BY MR. JESUS MIGUEL SANDOVAL ARMENTA, IN THE CAPACITY OF GENERAL AGENT, HEREINAFTER REFERRED TO AS "RUBA", and LUIS ALFONSO ANCHONDO CUILTY, BY THEIR OWN RIGHT, HEREINAFTER REFERRED TO AS "ANCHONDO", ON THE OTHER HAND; BY VIRTUE OF THE FOLLOWING RECITALS AND CLAUSES:

R E C I T A L S

I.- By "LEADVILLE MINING" and "LEADVILLE HOLDING":

a) They are companies with nationality and corporate domicile in Nevada, United States of America, duly organized under the laws of said state and their agents have sufficient powers to execute this agreement as evidenced in the powers of attorney attached hereto as exhibit "1", and said powers have not been revoked, limited or modified in any manner.

b) They are the lawful owners having full use and enjoyment of all property and corporate rights on 169,033,675 Common Nominative Shares, (hereinafter referred to as "THE STOCK") issued by the company called MINERA CHANATE, S.A. de C.V., which has been organized as a split company, resulting from the corporate break-up of the corporation called EXPLORACION Y MINERIA INDEPENDENCIA, S.A. DE C.V. ("the split company"), said stock being full-paid and subscribed and free of any lien, and it wishes to sell by means of this Agreement to "RUBA" y "ANCHONDO", pursuant to the proportions set forth herein.

c) At present, the issuing company, Minera Chanate, S.A. de C.V., has a capital stock of $169,033,675 pesos, represented by 169,033,675 shares without expressing the face value thereof, and said capital stock is formed as follows:

                                                                    Exhibit 10.b

CAPITAL STOCK

--------------------------------------------------------------------------------
                                 SHARES COVERED
--------------------------------------------------------------------------------
                                       FIXED          VARIABLE
CERTIFICATE    STOCKHOLDER            CAPITAL         CAPITAL        TOTAL
--------------------------------------------------------------------------------
1            LEADVILLE MINING &       4'849,999                      4'849,999
             MILLING
             CORPORATION
--------------------------------------------------------------------------------
2            LEADVILLE MINING &       1                              1
             MILLING HOLDING
             CORPORATION
--------------------------------------------------------------------------------
3            LEADVILLE MINING &                      163'617,768     163'617,768
             MILLING
             CORPORATION
--------------------------------------------------------------------------------
4            LEADVILLE MINING &                      565,907         565,907
             MILLING
             CORPORATION
--------------------------------------------------------------------------------

                    TOTAL SHARES OF CAPITAL STOCK 169,033,675

d) That the stockholders of the split company Minera Chanate, S.A. de C.V. (hereinafter referred to as "THE ISSUER"), have agreed to sell 100% of the capital stock of said company distributed among Inmobiliaria Ruba, S.A. de C.V. and "ANCHONDO", subject to the security stipulated herein.

e) That "THE STOCK" referred to in subsection c) above, constitute 100% of the capital social of "THE ISSUER", and presently is full-paid and subscribed and is sellable without any charge or lien, except for the security stipulated herein, since the aforementioned corporate break-up became legally effective in the month of December, 1997.

f) That "LEADVILLE MINING" and "LEADVILLE HOLDING" do not have knowledge that "THE SPLIT COMPANY" has been in breach of contract with any bank or any type of creditor or stockholder or that any lawsuit of any kind has been filed against them, which may nullify or affect the validity of resolutions and the corporate break-up process and do not have

                                                                    Exhibit 10.b

      knowledge of any type of complaints, claims or objections regarding said break-up throughout said process, under the terms of article 228 bis of the General Law of Business Corporations or different than the latter; therefore, the aforementioned corporate break-up has become fully effective for all legal purposes without any responsibility of any kind to the split company MINERA CHANATE, S.A. DE C.V., or its present stockholders other than the responsibilities and debts contained in the financial statements of the corporate break-up, its attached documents and notes.

g) Up to this date, "THE ISSUER" and its stockholders have no present or contingent lawsuits, trials or economic claims; labor or fiscal liabilities; bank debts or debts to stockholders, creditors or contractors; or liabilities, debts or responsibilities of any other nature, other than the responsibilities and debts contained in the financial statements of the corporate break-up, its attached documents and notes, and other than the responsibilities and debts contained in the financial statements of MINERA CHANATE S.A. DE C.V., its attached documents and notes, as of March 30, 2002, attached hereto as exhibit "2".

h) "THE ISSUER" has performed all of its operations in compliance with the applicable legislation.

II.- By "RUBA" and "ANCHONDO":

c) JESUS MIGUEL SANDOVAL ARMENTA is the agent of "RUBA" with powers and rights to execute this Agreement, as evidenced in Public Instrument number 1,210, volume 53, dated July 14, 1999, executed before Atty. Oscar Cayetano Becerra Tucker, Notary Public Number 28, presently commissioned in the Judicial District of Bravos, State of Chihuahua, duly filed with the Public Registry of Property and Commerce of Ciudad Juarez, Chihuahua, also stating, under oath of telling the truth, that said powers and rights have neither been revoked nor limited in any manner. An certified copy of said public instrument is attached hereto as exhibit "3".

d) "RUBA" and "ANCHONDO" stated that they wish to acquire "THE STOCK", pursuant to the proportion hereinafter stated, such purchase and sell being subject to the security object of the fifth clause hereof.

III.- By the parties:

c) They intend to execute this Stock Sales Agreement Subject to a Security whereby (i) "RUBA" acquires, in its favor, 169,033,674

                                                                    Exhibit 10.b

      Shares, issued by Minera Chanate, S.A. de C.V., and presently owned by "LEADVILLE MINING" (hereinafter called ""THE STOCK" OF LEADVILLE MINING", previously described in recital I, subsection c), which is deemed reproduced herein as if it had been literally inserted, said shares being represented by stock certificates 1, 3 and 4, as set forth in said recital, and (ii) "ANCHONDO" acquires, in his favor, 1 Share, issued by Minera Chanate, S.A. de C.V., presently owned by "LEADVILLE HOLDING" (hereinafter "THE STOCK OF LEADVILLE HOLDING", previously described in recital I, subsection c), which is deemed reproduced herein as if it had been literally inserted, said stock being represented by stock certificate 2 as set forth in said recital.

d) They expressly acknowledge their legal capacity and rights with which they appear and represent they have no legal impediment or of any other nature that may affect the valid execution of this instrument; due to the foregoing, they formalize this Stock Sales and Security Agreement by virtue of the following:

C L A U S E S

FIRST.- "LEADVILLE MINING" hereby sells, without any reserve or limitation whatsoever, "THE STOCK" OF LEADVILLE MINING" to "RUBA", and thereby "LEADVILLE MINING" conveys to "RUBA" each and every property and corporate right derived from holding said stock.

In turn, "RUBA" acquires "THE STOCK" OF LEADVILLE MINING", free of liens, except for the security object of the fifth clause, under the terms and conditions set forth herein.

"LEADVILLE HOLDING" hereby sells, without any reserve or limitation whatsoever, "THE STOCK" OF LEADVILLE HOLDING" to "ANCHONDO", and thereby "LEADVILLE HOLDING" conveys to "ANCHONDO" each and every property and corporate right derived from holding said stock.

In turn, "ANCHONDO" acquires "THE STOCK OF LEADVILLE HOLDING", free of liens, except for the security object of the fifth clause, under the terms and conditions set forth herein.

SECOND.- The total price established for "THE STOCK" by virtue of this sales amounts to US$2,131,616.36 (two million one hundred thirty one thousand six hundred sixteen dollars and thirty six cents, legal tender of the

                                                                    Exhibit 10.b

United States of America), which shall be paid by "RUBA" and "ANCHONDO" proportionally to the number of shares acquired by each of them, to "LEADVILLE MINING" and "LEADVILLE HOLDING", through the following installments:

(A) The first installment of US$639,484.91 (six hundred thirty nine thousand four hundred eighty four dollars and ninety one cents, legal tender of the United States of America) paid by "RUBA" upon the execution of this Agreement to "LEADVILLE MINING", with check number 7227105, drawn by "RUBA" from its account in Banco Internacional S.A.. "LEADVILLE MINING" delivers to "RUBA" a payment receipt being as broad as permitted by the law for said first installment.

(B) A second installment of US$497,377.15 (four hundred ninety seven thousand three hundred seventy seven dollars and fifteen cents, legal tender of the United States of America), minus US$14,336.40 (fourteen thousand three hundred thirty six dollars and forty cents, legal tender of the United States of America), due to obligations due and payable of "THE ISSUER", that "RUBA" shall pay to "LEADVILLE MINING" with a certified check on August 9 (nine), 2002 (two thousand two), at the latest, plus common contractual interest at an annual rate of 4.5% (four point five percent) on unpaid balances, payable at the domicile located at Pedro Rosales de Leon 7548, Fraccionamiento Jardines del Seminario, Ciudad Juarez, Chihuahua, 32500.

(C) A third installment of US$994,754.30 (nine hundred ninety four thousand seven hundred fifty four dollars and thirty cents, legal tender of the United States of America), that "RUBA" shall pay "LEADVILLE MINING" with a certified check on December 9 (nine), 2002 (two thousand two), at the latest, plus common contractual interest at an annual rate of 4.5% (four point five percent) on unpaid balances, payable at the domicile located at Pedro Rosales de Leon 7548, Fraccionamiento Jardines del Seminario, Ciudad Juarez, Chihuahua, 32500.

Any unpaid balance of the installments referred to in subsections (B) and (C) of this clause shall generate interest at a rate of 7% (seven percent) throughout the time said balance remains unpaid. Any late payment charges, if any, shall also be paid at Pedro Rosales de Leon 7548, Fraccionamiento Jardines del Seminario, Ciudad Juarez, Chihuahua, 32500.

"THE STOCK OF LEADVILLE HOLDING" shall be deemed paid by "RUBA" to "LEADVILLE HOLDING" for account of "ANCHONDO" upon payment to "LEADVILLE MINING" of the installment referred to in the preceding paragraph.

                                                                    Exhibit 10.b

Prior to the date of execution of this Agreement (hereinafter occasionally referred to as "the Date of Execution"), "LEADVILLE MINING" and "LEADVILLE HOLDING" designated Humberto Garcia Borbon as their representative in Mexico, under the terms of and for purposes of article 5, article 190, paragraph five, and article 208 of the Income Tax Law, article 13 of the United States-Mexico Double Taxation Treaty, rule 3.31.15 of the Miscellaneous Tax Resolution in force and other applicable tax rules.

THIRD.- In this act, simultaneously upon payment of the sum referred to in subsection (A) of the Second clause, "LEADVILLE MINING" delivers Stock Certificates number 1, 3 and 4 to "RUBA", duly endorsed to transfer title in its favor, with respect to 169,033,674 shares fully covered by said Certificates, and "LEADVILLE HOLDING" delivers Stock Certificate number 2 to "ANCHONDO", duly endorsed to transfer title in his favor, with respect to 1 share fully covered by said Certificate, without any title reserve or limitation, except for the security object of the fifth clause hereof. Furthermore, an inscription was made in the Stock Certificate Register of MINERA CHANATE, S.A. DE C.V. for purposes of registering "RUBA" and "ANCHONDO" as new stockholders of said Corporation, substituting "LEADVILLE MINING" and "LEADVILLE HOLDING", respectively.

FOURTH.- The transfer of "THE STOCK" is effected by "LEADVILLE MINING" and by "LEADVILLE HOLDING, without any encumbrance, lien, legal limitation regarding ownership or rights, tax liability and/or any other type of liability on said stock, except of the security object of the fifth clause hereof, and "LEADVILLE MINING" and "LEADVILLE HOLDING" assume an obligation to indemnify "RUBA" in the event of dispossession of or hidden defects in the object of this sale.

FIFTH.- In order to guarantee "LEADVILLE MINING" and "LEADVILLE HOLDING" (collectively referred to in this clause as the "Pledgees") the payment of the installments referred to in subsections (B) and (C) of the second clause hereof, and the respective common contractual interests and late payment charges and any other sum referred to in subsection (B) of this clause, "RUBA" and "ANCHONDO" (collectively referred to in this clause as "the Pledgors") hereby create a security (hereinafter referred to as "the Security") on "THE STOCK" in favor of the Pledgees, subject to the following rules, in addition to any other rules applicable under this Agreement:

(A) The Pledgors hereby create the Security in favor of the Pledgees by endorsing Stock Certificates 1, 3 and 4 in favor of "LEADVILLE MINING", and Stock Certificate 2 in favor of "LEADVILLE HOLDING" and delivering the aforesaid original Certificates to the respective Pledgees on the Date of Execution.

                                                                    Exhibit 10.b

(B) The Pledgors hereby create the Security in favor of the Pledgees, respectively, for purposes of guaranteeing (i) the timely and full payment of the installments referred to in subsections (B) and (C) of the second clause,
(ii) the timely and full payment of common contractual interests and late payment charges set forth in the second clause, and (iii) the timely and full reimbursement of any legal costs and fees, including reasonable attorneys fees paid by the Pledgees so as to exercise any rights derived from the Security and any other rights derived from this Agreement and any laws applicable hereto.

(C) The aforesaid Security is created in the first place and degree and shall keep such preference and priority until all of the debts and liabilities thereby secured are fully paid, under the terms of this clause set forth in the preceding subsection, to the satisfaction of the Pledgees.

(D) Pursuant to what is set forth in article 338 of the General Law of Credit Instruments and Operations, the Pledgees shall keep and maintain the Certificates of "THE STOCK" pledged. In the event of the payment obligations referred to in the second clause and subsection (B) of this clause are not fulfilled, the Pledgees may exercise the rights inherent to "THE STOCK", including the exclusive right to vote with "THE STOCK", at or outside a meeting, in the proportion that corresponds to each Pledgee, (i) for the resolutions that correspond to the special shareholders' meeting referred to in sections I, II, III, V, VI, VII, VIII, IX, X, XI (except for the change of corporate name, domicile and purposes, which may be determined by the vote of the Pledgors pursuant to what is set forth in the following subsection) and XII of article 182 of the General Law of Business Corporations; (ii) any matter reserved to the special meeting pursuant to the corporate bylaws of "THE ISSUER); (iii) the resolutions that correspond to the regular meeting with respect to matters not reserved to the vote of the Pledgors under the following subsection of this clause; and (iv) the resolutions referred to in subsection (E) of this clause.

(E) Except for what is set forth in the second paragraph of this subsection, the Pledgors shall have the exclusive rights to vote with "THE STOCK", at or outside a meeting, in the proportion that corresponds to each of them, solely with respect to (i) the resolutions of any special meeting which purpose is to change the corporate purpose, domicile and name of "THE ISSUER"; (ii) the resolutions of regular meetings which purpose is to appoint agents, a sole administrator or board of directors and stockholders' representatives, with the restrictions referred to in the following subsection, determine the wage and salary of the sole administrator or board members and stockholders' representatives, and increase the variable portion of the capital stock. During the Pledge Period, the Pledgors and the board members or the sole administrator of "THE ISSUER" appointed by the Pledgors shall not vote on

                                                                    Exhibit 10.b

or order any distribution of dividends, or cause "THE ISSUER" to deliver or distribute said dividends, not even as provisional dividends. Furthermore, during the Pledge Period, the Pledgors shall not cause "THE ISSUER", its board members or its sole administrator or any other person to deliver or distribute any other kind of revenues or accounting entries classified or considered as dividends by any applicable fiscal or business law.

(F) At or outside a special meeting, the Pledgees may amend the corporate bylaws of "THE ISSUER" (i) to make them compatible with the provisions hereof; (ii) to prohibit the use or utilization of any benefit, right or privilege of any kind (hereinafter, collectively referred to as "the Benefits"), that "THE ISSUER" may have on the Date of Execution, prior to the fulfillment of any and all obligation and commitment of the Pledgors hereunder; (iii) to deprive the administrative body of "THE ISSUER" and its executives, grantors of powers of attorney, agents, commission agents and dependents of any powers or rights they may have so as to cause or order "THE ISSUER", or any other person or entity, to use and utilize the Benefits of "THE ISSUER" as of the Date of Execution, prior to the fulfillment of any and all of the obligations and commitments of the Pledgors hereunder; and (iv) to amend the corporate bylaws of "THE ISSUER" in any other sense so as to ensure that "THE ISSUER" or any other person or entity shall not use or utilize the Benefits prior to the fulfillment of any and all of the obligations of the Pledgors hereunder, and to secure any payment rights and prior claims relative to the payment conferred to the Pledgees under the Security and this Agreement.

Any acts conducted and any contracts or agreements executed in violation of what is set forth in this clause and the amendments to the bylaws resolved by the vote of the Pledgees pursuant to this clause shall not be binding upon, or be opposable or exercised to the prejudice of "THE ISSUER" or the Pledgees or any of the board members, executives, grantors, agents, commission agents or dependents of the Pledgees.

(G) On the Date of Execution, the Pledgees deliver the respective receipts referred to in article 337 of the General Law of Credit Instruments and Operations to the Pledgors, so that the Pledgors can vote with "THE STOCK" at or outside any of the meetings referred to in subsection (E) of this clause, in the proportion that may correspond to each Pledgor. During the Pledge Period, the original certificates of "THE STOCK" shall be kept in deposit by Humberto Garcia Borbon at the offices located at Torre Hermosillo, Boulevard Kino 309, floor 10, Colonia Country Club, Hermosillo, Sonora 83010. The depositary shall make said Certificates available to the Pledgees and their advisors and consultants as many times as necessary; furthermore, once the Pledgors have fulfilled their obligations hereunder, the depositary shall deliver said Certificates to the Pledgors.

                                                                    Exhibit 10.b

Within 15 calendar days following the date of execution hereof, the Pledgees shall deliver to the Pledgors a copy of the acceptance of position and of the receipt of the original Stock Certificates signed by Humberto Garcia Borbon.

(H) In the event the Pledgors fail to pay the Pledgees any of the installments set forth in subsections (B) and (C) of the second clause hereof and the respective common contractual interests or late payment charges on the dates set forth in said second clause at the latest, and any other sums referred to in subsection (B) of this clause, the Pledgees shall keep the amounts already paid by the Pledgors to the Pledgees, without any responsibility to the Pledgees, in addition to other rights and actions of the Pledgees derived from the Pledgors' failure to comply, pursuant to this agreement and the law, without the Pledgors' obligation exceeding the debts specified in subsections (B) and (C) of the second clause hereof, including the common interests and late payment charges and other sums referred to in subsection (B) of this clause.

The Pledgors shall have a maximum of 15 calendar days to cure any failure to perform their obligations under to this Agreement or to begin to cure the same, the latter at the satisfaction of the Pledgees, as of the date on which said failure to perform had occurred. If the Pledgors fail to cure said failure to perform or to begin to cure the same within said period of 15 calendar days, the latter at the satisfaction of the Pledgees, then the Pledgees may enforce and exercise any and all rights and actions conferred to them under this agreement and the law with respect to said failure to perform, either separately or cumulatively; however, the exercise of any of said rights and actions shall not imply or operate as a waiver or abandonment of any other rights and actions.

(I) Any agreements or contracts (hereinafter, "The Agreements of the Pledge Period") executed by "THE ISSUER" during the term (hereinafter referred to as "the Pledge Period") elapsed from the Date of Execution to the date on which the Pledgees recover "THE STOCK" (hereinafter, "the Date of Recovery") due to the Pledgors' default or any other reason or circumstance, shall be governed by the following rules:

(1) Any Agreements executed by "THE ISSUER" with any of its shareholders, affiliates or subsidiaries (hereinafter, all of the shall be referred to as "the Affiliates") during the Pledge Period, shall terminate automatically on the Date of Recovery, that is, without requiring any additional notice, request, demand, order or agreement, whether written or oral.

For purposes of this agreement, a "shareholder" of "THE ISSUER" refers to any individual or corporation that holds any shares issued by "THE ISSUER", in any proportion; an "affiliate" of "THE ISSUER" refers to any corporation

                                                                    Exhibit 10.b

controlled or whose stock is owned, at least 51% (fifty one percent) thereof, by any stockholder that controls or owns at least 51% (fifty one percent) of the stock of "THE ISSUER"; and a "subsidiary" of "THE ISSUER" refers to any entity controlled by "THE ISSUER" or whose stock is owned by "THE ISSUER", at least by 51% (fifty one percent).

(2) "RUBA" shall also acquire or assume automatically the rights and duties acquired by "THE ISSUER" under the Agreements of the Pledge Period executed by "THE ISSUER" with any individuals or corporations other than the Affiliates, effective as of the Date of Recovery, that is, without requiring any additional notice, request, demand, order or agreement, either oral or written.

(3) By virtue of the inscription of this agreement in the Public Registry of Property and Commerce, this agreement shall be opposable and binding without any limitation or restriction upon those who had executed any Agreements of the Pledge Period with "THE ISSUER". In any case, without prejudice to what is set forth in this paragraph and other parts of this agreement, the Pledgors shall have the duty to obtain from the other parties to said Agreements any additional consent or acquiescence that may be necessary so that the acquisition or assumption of rights and duties object of paragraph (2) of this subsection (I) becomes effective, without any obligation or responsibility to "THE ISSUER", the Pledgees or the board members, executives, agents, commission agents and dependents of the Pledgees.

(4) The stipulations contained in paragraphs (2) and (3) of this subsection (I) shall also be applicable to any separate labor agreement or any collective bargaining agreement executed in a given case by "THE ISSUER" during the Pledge Period.

(5) "RUBA" shall (i) be jointly and severally liable without limitation for the performance of any and all obligations contracted by "THE ISSUER" under the Agreements of the Pledge Period, not only to and with respect to the other parties to said Agreements, but also to and with respect to any authority and private organization of any kind, (ii) hold the Pledgees free and clear of any obligations and liabilities of any kind, resulting from or related to the Agreements of the Pledge Period, (iii) indemnify the Pledgors for any damages resulting from or related to the Agreements of the Pledge Period, without any limitation, and (iv) reimburse the Pledgees any reasonable attorney's fees and any legal costs and expenses paid by the Pledgees so as to defend themselves against the other parties to any Agreements of the Pledge Period executed by "THE ISSUER" or against any authorities and private organizations of any kind as regards the Agreements of the Pledge Period. "ANCHONDO" shall not be jointly and severally responsible for the foregoing, but only for the value of his stock.

                                                                    Exhibit 10.b

(6) The Pledgees shall have the option to cause "THE ISSUER" to assume any Agreement of the Pledge Period, in which case the Pledgors shall be relieved of any obligation or responsibility resulting from said Agreement of the Pledge Period, in the understanding that such assumption must be written, express and separate so that it may be effective against or with respect to "THE ISSUER".

(J) The Pledgors shall have the right to the early payment to the Pledgees of the installments foreseen in subsections (B) and (C) of the second clause hereof, plus the respective contractual interests or late payment charges, without any penalty or charge of any kind to the Pledgors.

(K) The Pledgors shall pay the debts hereunder to the Pledgees prior to the payment of any debt that the Pledgors may have or assume with "THE ISSUER", notwithstanding their nature and the date on which said debts are or had been contracted with "THE ISSUER" and regardless of any payment stipulations agreed by the Pledgors and "THE ISSUER".

(L) The Pledgees shall deliver the original stock certificate book of "THE ISSUER" within 10 working days following the date on which the Pledgors had paid the Pledgees the three installments set forth in the second clause, plus any contractual interests and late payment charges, if any, and any other sum set forth in subsection (B) of this clause. During the Pledge Period, the original stock certificate book of "THE ISSUER" shall be deposited with Humberto Garcia Borbon, at the offices located at Torre Hermosillo, Boulevard Kino 309, 10th floor, Colonia Country Club, Hermosillo, Sonora, 83010. The depositary shall make said stock register book available to the Pledgees, their advisors and consultants as frequently as necessary.

Through Attorneys Rodrigo Tena Cruz, Liliana Janeth Jaquez Peinado and Enrique Marcos Abularach, the Pledgees shall deliver the Pledgors a copy of the acceptance of position and receipt of stock certificate book referred to in the preceding paragraph, signed by Humberto Garcia Borbon, within 15 calendar days following the date of execution hereof,

The Pledgors shall have the right to receive from the Pledgees a certified copy of any entries in the stock certificate book, at the sole expense of the Pledgors, within 10 working days following the date on which the Pledgors had requested the same in writing.

(M) The Security shall be registered in the stock certificate book of "THE ISSUER" within 5 working days immediately following the Date of Execution.

                                                                    Exhibit 10.b

(N) This agreement shall be filed for registration with the Public Registry of Property and Commerce of the new corporate domicile of "THE ISSUER" as determined by the vote of the Pledgors, or the Public Registry of Property and Commerce of Hermosillo, Sonora, if the Pledgors do not change the corporate domicile of "THE ISSUER" from Hermosillo, Sonora to any other Municipality, at the sole expense of the Pledgors, so that the provisions contained in this clause and this agreement are effective with respect to any third party.

SIXTH.- "LEADVILLE MINING" and "LEADVILLE HOLDING" shall deliver the original documents relative to "THE ISSUER" held by "LEADVILLE MINING", "LEADVILLE HOLDING" and by any third party of which "LEADVILLE MINING" and "LEADVILLE HOLDING" have knowledge and which can be legally delivered to the legal agent of "RUBA", containing the accounting records of "THE ISSUER", the performance of its tax liabilities, all of the original authorized copies of instruments executed by said company, as well as the original and, in a given case, the certificate of any and all of the company's books, except for the stock certificate book, and other legal, administrative, accounting and financial documents of the company, within 15 calendar days following the date of execution hereof, at the domicile located at Boulevard Hidalgo number 64, Colonia Centenario, Hermosillo, Sonora. JESUS MIGUEL SANDOVAL ARMENTA shall keep in deposit, at the domicile located at Fracc. Jadines del Seminario, Cd. Juarez, Chihuahua, Mexico, the records, instruments, authorized copies, books, statements and other documents referred to in this paragraph, and he shall have the obligation to return the same to "LEADVILLE MINING" and "LEADVILLE HOLDING" within 10 calendar days following the date on which "LEADVILLE MINING" and "LEADVILLE HOLDING" request the same for having recovered "THE STOCK" in accordance herewith.

Any accounting records and books, tax return statements and accounting and tax documentation supporting any entries and data contained in said books, records and statements of "THE SPLIT COMPANY" shall be kept in deposit and custody of the "SPLIT COMPANY", pursuant to the provisions of the applicable tax laws. "RUBA" may have access to all of said books, records, statements and documents under the terms of the applicable laws and regulations. As of the date of execution hereof and as far as "LEADVILLE MINING" and "LEADVILLE HOLDING" have been able to find, said books, records, statements and documents are kept in the files of the offices of the "Sanchez-Mejorada, Velasco y Valencia" Firm, in Mexico City, except for the documents lent by said firm to "LEADVILLE MINING", which shall be returned by the latter to said firm upon the expiration of the term for which said documents were lent.

                                                                    Exhibit 10.b

"LEADVILLE MINING" and "LEADVILLE HOLDING" shall inform "THE ISSUER" and "RUBA" of any claim or complaint filed against them, as well as the commencement, processing and conclusion of all kinds of tax examinations by any authority.

SEVENTH. Subject to what is set forth in the second paragraph of this clause, "LEADVILLE MINING" and "LEADVILLE HOLDING" agree to indemnify "RUBA", MINERA CHANATE, S.A. DE C.V., "ANCHONDO", their employees, directors, representatives, agents or their successors and assigns (the "Indemnified Parties"), at the express written request of any of the Indemnified Parties, for any loss, responsibility, damage, property damage claims or expenses (including reasonable attorney's fees and reasonable legal costs) directly or indirectly derived from
(i) any representation by "LEADVILLE MINING" and "LEADVILLE HOLDING" contained herein that are substantially false or substantially incorrect, and (ii) any liability or claim that may arise with respect to the businesses, operations or administration of "THE SPLIT COMPANY" and/or MINERA CHANATE, S.A. DE C.V. prior to the date of execution of this Agreement (hereinafter, the "Damages").

"LEADVILLE MINING'S" and "LEADVILLE HOLDING'S" obligation to indemnify, as set forth in the preceding paragraph with respect to the "SPLIT COMPANY" shall be proportional to the assets, liabilities and capital stock transferred by the "SPLIT COMPANY" to MINERA EL CHANATE, S.A. DE C.V., as a result of the corporate break-up. "LEADVILLE MINING'S" and "LEADVILLE HOLDING'S" obligation to indemnify referred to in the preceding paragraph with respect to MINERA EL CHANATE, S.A. DE C.V. shall be joint and several without any limitation.

The obligation of "LEADVILLE MINING" and "LEADVILLE HOLDING" under the preceding paragraph shall remain effective for a period equal to that set forth in the law.

EIGHTH. By virtue of the execution of this agreement, "LEADVILLE MINING" and "LEADVILLE HOLDING" shall be jointly and severally, fully and unconditionally responsible for any type of contractual obligation or indemnification contracted by the "SPLIT COMPANY" prior to the date on which the corporate break-up became effective, for any sale of stock, concessions, construction projects or contracts, transfer of contracts, permits and businesses of any kind, subject to what is set forth in the second paragraph of this clause.

"LEADVILLE MINING'S" and "LEADVILLE HOLDING'S" obligation to indemnify set forth in the preceding paragraph with respect to the "SPLIT COMPANY" shall be proportional to the assets, liabilities and capital stock

                                                                    Exhibit 10.b

transferred by the "SPLIT COMPANY" to MINERA EL CHANATE, S.A. DE C.V. as a result of the corporate break-up.

At the request of "LEADVILLE MINING" and "LEADVILLE HOLDING" or the assignees or purchasers of "THE ISSUER" (collectively referred to as "the Purchasers"), "RUBA" shall cause "THE ISSUER" to sign and deliver to any of them all of the documents that "LEADVILLE MINING", "LEADVILLE HOLDING" or the Purchasers, in their sole discretion, may need with respect to any transfer of the mining concessions, lots and other assets effected prior to the Date of Execution, or that "LEADVILLE MINING" and "LEADVILLE HOLDING" or the Purchasers, in their sole discretion, may require so as to file said transfers with the competent registries. "RUBA" and "ANCHONDO" shall vote with their stock in "THE ISSUER" so as to confer upon the parties designated by the Purchaser, any power and right that said designated parties may require so as to carry out said registration and comply with any government requirements related to said transfers.

NINTH. Notwithstanding this transaction has been structured as a stock sale, "RUBA" and "ANCHONDO" acknowledge and agree that neither of them nor "THE ISSUER" shall have the right to receive or benefit from the value-added tax that the Mexican fiscal authorities shall reimburse or return to "THE ISSUER" on the date of execution hereof. "RUBA" and "ANCHONDO" hereby grant Humberto Garcia Borbon, Eduardo Robles Elias and Jose Joaquin Cabrera Ochoa, an irrevocable special power of attorney that may be exercised jointly or separately, with delegation powers, so that they process and obtain said value-added tax refund, on behalf of "THE ISSUER", and forward the same to "THE ISSUER", so that the latter, in turn, sends or transfers the same to "LEADVILLE MINING" or any party designated by the latter, within 15 calendar days following the date on which "THE ISSUER" receives said refund, in the understanding that the granting of said power of attorney is a condition for the execution of this agreement. "RUBA" and "ANCHONDO" agree to forward to "LEADVILLE MINING", within 5 (five) working days following the date of receipt, the aforementioned value-added tax that "RUBA" and/or "ANCHONDO" may receive directly from Mexican tax authorities in a given case. In the event the aforementioned special agents require any authorization, consent or special power of attorney other than that which is conferred under this clause, "RUBA" and "ANCHONDO" hereby irrevocably authorize Rodrigo Tena Cruz, Liliana Janeth Jaquez Peinado and Enrique Marcos Abularach to grant, either jointly or separately, any such authorization, consent or special power of attorney other than that which is conferred under this clause before a notary public. "RUBA" and "ANCHONDO" shall cause "THE ISSUER" to directly process the aforementioned tax refund in the event the required formalities must be conducted before the tax authorities of the new corporate domicile of "THE ISSUER".

                                                                    Exhibit 10.b

The delivery of said value-added tax to "LEADVILLE MINING" by "RUBA" and "ANCHONDO" shall be deemed as a surcharge of "THE STOCK". However, the clauses of this agreement relative to contractual interest and late payment charges or those relative to the Security shall not be applicable to said surcharge.

TENTH. Rodrigo Tena Cruz, Liliana Janeth Jaquez Peinado and Enrique Marcos Abularach, jointly or separately, on behalf of "RUBA" and "ANCHONDO", and Eduardo Robles Elias and Jose Joaquin Cabrera Ochoa, jointly or separately, on behalf of "LEADVILLE MINING" and "LEADVILLE HOLDING", shall appear before a notary public selected by "RUBA" so as to formally register this agreement within 15 (fifteen) calendar days following the date of execution of this private agreement. Any notary's fees and expenses, any registration charges of the Public Registry of Property and Commerce incurred due to the formal registration hereof and any fees and expenses incurred as a result of the acknowledgement of the contents of this private agreement and the ratification of signatures hereof shall be paid by "RUBA" at its sole expense.

ELEVENTH.- Neither "RUBA" nor "ANCHONDO" shall assign or transfer the rights and duties hereunder, including the rights and duties derived from the Security, as set forth in the fifth clause, and the legal rules applicable hereto without the prior written express consent of "LEADVILLE MINING" and "LEADVILLE HOLDING". Notwithstanding said consent is granted, "RUBA" and the assignee shall jointly and severally responsible for the obligations assigned to the latter.

TWELFTH. Any and all notices under this agreement may be personally delivered or sent by registered mail with acknowledgement of receipt to the domiciles of the parties as indicated in the following clause or to any other domicile subsequently indicated in writing by any of the parties.

THIRTEENTH. For purposes of this agreement, the addresses of the parties shall be the following:

To LEADVILLE MINING & MILLING CORPORATION and to LEADVILLE MINING AND MILLING HOLDING CORPORATION:

76 Beaver Street, Suite 500, New York, New York 10005 U.S.A.
Boulevard Hidalgo 64, Colonia Centenario, Hermosillo, Sonora, Mexico.

C.c.: Randy Hubbard, randy.hubbard@dgslaw

Attn.: Roger Austin Newell or Jack Veeder Everett or Atty. Eduardo Robles Elias

Fax: 001 (303) 526 5100
e-mail: ranewell@compuserve.com
        jfeverett@worldcom.att.net.com and
        Eduardo Robles Elias: erobles@hmo.megared.net.mx

                                                                    Exhibit 10.b

To
Inmobiliaria Ruba, S.A. de C.V. and to Luis Anchondo Cuilty:

Prof. Pedro Rosales de Leon 7548
Fracc. Jardines del Seminario, C.P. 32500
Cd. Juarez, Chihuahua,
Mexico

Attn.: Direction General and/or Finance Direction
Fax: (656) 688-04-06
e-mail: luis.anchondo@ruba.com.mx
        conlegal@infosel.net.mx

TENTH.- "LEADVILLE MINING" and "LEADVILLE HOLDING" may disclose the execution of this agreement and exhibit it to the Security Exchange Commission of the United States of America, the similar commission in Canada and any other authorities of said countries where this agreement must be exhibited under the law. "RUBA" and "ANCHONDO" agree that the execution of this agreement and its contents shall be kept confidential except if they have to disclose the same to the Mexican competent authorities. This duty of confidentiality shall not be deemed violated if "RUBA" and "ANCHONDO" must show this agreement to their advisors and auditors.

ELEVENTH. In everything related to the interpretation and performance hereof or any dispute that may arise with respect to this Agreement, both parties submit to the jurisdiction and competence of the Courts of the city of Chihuahua, Chihuahua, hereby expressly waiving any other jurisdiction that may be applicable by reason of their present or future domiciles or any other circumstance.

                                                                    Exhibit 10.b

Once the foregoing had been read and its value and force had been duly explained to the contracting parties, they signed it in the city of Ciudad Juarez, on the 30th day of the month of March, 2002, before two attesting witnesses.

Sr. Jack Veeder Everett                 Eng. Jesus Miguel Sandoval Armenta
Agent of Leadville Mining & Milling     Agent of Inmobiliaria Ruba, S.A. de C.V.
Corporation

Sr. Roger Austin Newell                 C.P. Luis Alfonso Anchondo Cuilty,
Agent of                                by his own right
Leadville Mining & Milling Holding
Corporation